SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                         FREEDOM SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                                 04-3335712
(State of incorporation or organization) (I.R.S. employer identification number)

                      One Beacon Street, Boston, MA                  02108
                (Address of principal executive offices)          (Zip Code)


If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |X|

If this Form relates to the registration of a class of securities purusant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) please check the following box. |_|

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class              Name of each exchange on which
     to be so registered              each class is to be registered

        Common Stock,
       $ .01 Par Value                   New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                (Title of Class)

              -----------------------------------------------------
                                (Title of Class)

                 Information Required in Registration Statement

Item 1.       Description of Registrant's Securities to be Registered

         The information set forth in the Section entitled "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (File No. 333-44931) filed with the Securities and Exchange Commission on January 26, 1998, as amended, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.

Item 2.       Exhibits

               None

                     [Rest of Page Intentionally Left Blank]

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    FREEDOM SECURITIES CORPORATION



                                    By:    \s\  John H. Goldsmith
                                    Name:  John H. Goldsmith
                                    Title: Chief Executive Officer
Dated:  March 27, 1998